UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2017

MAGELLAN MIDSTREAM PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2017, Magellan Midstream Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each acting on behalf of itself and collectively as the managers of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of $500,000,000 aggregate principal amount of the Partnership’s 4.200% Senior Notes due 2047 (the “Notes”). The Notes were issued at 99.341% of the face value amount and the Partnership agreed to sell the Notes to the Underwriters at a purchase price of 98.466% of the principal amount thereof. The material terms of the Offering are described in the prospectus supplement dated September 26, 2017, as filed by the Partnership with the Securities and Exchange Commission (the “Commission”). The offer and sale of the Notes is registered with the Commission pursuant to the Partnership’s Registration Statement on Form S-3 (File No. 333-203869) that was filed with the Commission on May 5, 2015. Subject to customary conditions to closing, the transactions contemplated by the Underwriting Agreement will be consummated on October 3, 2017.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, customary conditions to closing, indemnification obligations of the Partnership and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain of the Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement. Additionally, each of the Underwriters or their affiliates has a lending relationship with the Partnership and U.S. Bank National Association, the Notes trustee, is also an affiliate of U.S. Bancorp Investments, Inc., one of the Underwriters.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of September 26, 2017 among Magellan Midstream Partners, L.P. and Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as managers of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC, its general partner

Date: September 27, 2017	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary